RUSH
ENTERPRISES















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Disclosure/Safe Harbour

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements which may be contained in this presentation. Important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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Company Overview


RUSH
ENTERPRISES

- Full service solutions provider to commercial equipment industry
- Over 100 state-of-the-art facilities and offices in growth markets across the U.S.
- 4,728 dedicated employees
- $3.1 billion in revenues in 2012
- 23,171 trucks sold in 2012
- $40 million share repurchase authorization

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Company at a Glance










IDEALEASE














CHROME COUNTRY

Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers
Rush Truck Financing
Rush Truck Leasing
ATIS Truck Insurance
Perfection Equipment
Rig Tough Truck Parts
Custom Vehicle Solutions
Chrome Country
World Wide Tires

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Rush Means More






CUSTOMER
BOSS



Culture and Values

Customer Solutions

Premium and Quality

Network Reach

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Rush Truck Centers







- Premier service solutions provider to the commercial vehicle industry
- Largest commercial vehicle dealer group in North America
- 85 locations in 17 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 2 million sq. ft. of premium facilities

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Rush Truck Centers Network



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Gross Profit











GP MARGIN BY REVENUE TYPE

- Truck Sales – 6.5 to 7.5%
- Parts and Service – 37.39 to 40%
- Rental and Leasing – 14 to 16%
- Finance and Insurance – 100%
- Other Income – 100%

GP CONTRIBUTION BY PROFIT CENTER

- Truck Sales – 20 to 30%
- Parts and Service – 60 to 70%
- Leasing and Rental – 3 to 5%
- Finance and Insurance – 2 to 3%
- Other Income – 2 to 3%

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Solutions Network







- 85 locations support all divisions
- Capabilities for all makes and models at all locations

AFTERMARKET PARTS

- $130+ million parts inventory
- Only authorized Peterbilt and International parts dealer in territories
- Proprietary Rig Tough truck parts

SERVICE AND BODY SHOP

- 1,550 service bays; 1,733 technicians
- Complete range of solutions from outsourced maintenance to basic PM
- 200+ mobile service units; 300 mobile techs
- CNG/LNG service capabilities
- Designated warranty; direct repair centers

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Parts and Service Revenues


$ Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$425
$460
$458
$395
$489
$675
$817
$940
2006
2007
2008
2009
2010
2011
2012
2013E

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Absorption Performance



ABSORPTION RATIO*
Percent
120
100
80
Year
3
4
5
6
7
8
9
10
11
12
92
95
100
105
105
106
96
106
114
116

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Maintained above 95% in down cycle – expense management
- Entered up cycle at 106%; 92% in 2003
- Record 116% in 2012
- 114.9% in Q1 2013

* Non-GAAP financial measure – See definition of Absorption Ratio in appendix.

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Custom Vehicle Solutions







DENTON

- Established October, 2011
- New vehicle pre-delivery inspections
- Truck modifications
- LNG/CNG fuel system installations
- Body, chassis upfit and component installation

HOUSTON

- Project engineering
  - Certified engineers on staff
  - Custom work capability
- Body, chassis upfit and component installation

YUMA (RUSH TRUCK CENTER)

- Model 320 PDI's
- Component installations

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Commercial Vehicle Franchises

Peterbilt, Class 6-8	– 47 locations, 10 states
Hino, Class 4-7	– 22 locations, 8 states
Isuzu, Class 4-7	– 21 locations, 9 states
International, Class 4-8	– 29 locations, 7 states
Mitsubishi Fuso	– 4 locations, 2 states
Ford, Class 3-7	– 6 locations, 6 states
Autocar	– 2 locations, 2 states
Kalmar	– 2 locations, 1 state
IC Bus	– 18 locations, 4 states
Blue Bird	– 17 locations, 1 state
Elkhart	– 17 locations, 1 state
Collins	– 23 locations, 1 state
Jerr-Dan	– 32 locations, 5 states
PacLease	– 36 locations, 10 states
Idealease	– 15 locations, 6 states

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Peterbilt Division









- Largest Peterbilt dealer group
- Peterbilt market share
  - Class 8 – 11.5% - 13.7%
  - Class 6/7 – 2.5% - 3.5%
- Rush exceeds Peterbilt market share in its AORs
- Rush accounts for 30+% of Peterbilt US retail sales
- Established management team
- Established customer relationships
- Core business/springboard for growth

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Navistar Division









- New division formed 2010
- Largest International dealer group
- Navistar market share
  - Class 8 – 15.0% - 25.0%
  - Class 6/7 – 35.0% - 40.0%
- High potential for parts and service growth
- Strong growth potential through acquisitions

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Medium-Duty Trucks











- Largest Hino dealer group
- Largest International dealer group
- Largest Isuzu dealer group
- Largest Peterbilt dealer group
- Growing with Ford
- Sales, parts and service integrated into Class 8 dealerships
- Dedicated sales staff and support
- Breadth of product offerings provides customer solutions

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Specialty Markets

RUSH REFUSE SYSTEMS
RUSH TOWING SYSTEMS
RUSH CRANE SYSTEMS
RUSH BUS CENTERS


SCHOOL BUS









- Rush Refuse Systems
  - Peterbilt, McNeilus
- Rush Crane Systems
  - Peterbilt, National, Manitex
- Rush Towing Systems
  - Jerr-Dan wreckers, carriers
  - Texas, New Mexico, Oklahoma, California, Tennessee
- Rush Bus Centers
  - IC Bus in Utah, Idaho, Ohio, Georgia
  - Blue Bird and Collins in Texas
  - Elkhart commercial bus in Texas
- Dedicated market experts
- Rush Truck Centers service network

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Green Capabilities





LNG

- Alternate fuel vehicle specialists – Natural Gas, Hybrid, HLA, Propane
- LNG/CNG/Propane Fuel System installations
- Dedicated green service dealerships, certified natural gas/hybrid technicians
- Parts and retrofits – anti-idle, emissions reduction, fuel savings
- DPF cleaning and retrofits
- Green consultant/specialist, assistance with programs and funding
- US EPA SmartWay partner

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Rush Class 8 Customers



VOCATIONAL
45-50%
LARGE
FLEETS
25-30%
OWNER-
OPERATOR –
10-15%
MID-SIZE FLEETS
15-20%

RUSH U.S. CLASS 8
MARKET SHARE - 5.0% - 5.5%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent Owner-Operator now variable component of truckload carrier

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Rush Class 4-7 Customers


PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 10%
FOOD / BEVERAGE 20%
CONSTRUCTION/ LANDSCAPING – 25%
GOVERNMENT/ MUNICIPAL – 10%
TOWING/RECOVERY – 10%

RUSH MEDIUM-DUTY
MARKET SHARE – 4.1% - 4.6%

- Vocational and specialty markets
- Ready to roll inventory
- National fleet accounts
- Market tied closely to the general economy

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Rush Annual Truck Sales


Trucks
24,000
20,000
16,000
12,000
8,000
4,000
0
7,230
5,482
4,101
5,516
3,773
3,234
3,972
2,643
2,875
4,746
2,934
114
3,461
9,052
5,469
1,019
4,649
9,925
7,126
1,376
4,744
10,000
8,400
1,500
6,000
2007
2008
2009
2010
2011
2012
2013E
Used
Light Duty
Medium Duty
Class 8

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Rush Truck Leasing








LEASING AND RENTAL REVENUE
$ Millions
$125
$105
$85
$65
$45
$25
$52
$55
$54
$67
$83
$100
$125
2007
2008
2009
2010
2011
2012
2013E

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 46 locations; 8 captive shops
- 4,707 truck fleet
- 887 units under contract maintenance
- Growing outsourced maintenance

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Financing and Insurance



FINANCE AND INSURANCE REVENUE
$ Millions
$25
$20
$15
$10
$5
$0
$21.7
$12.3
$7.6
$7.9
$10.9
$13.6
$15.0
2007
2008
2009
2010
2011
2012
2013E

RUSH TRUCK FINANCING

- Third party financing
- PACCAR Financial, Navistar Financial, GE Capital, Wells Fargo

ATIS TRUCK INSURANCE

- Property, casualty insurance
- Great American, American General, Hartford
- 80% average renewal in 2012

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Commercial Vehicle Market







- Fleet age will continue to drive strong aftermarket sales
- Energy sector demand for parts/service continues; signs of improvement in construction
- 2013 class 8 retail sales flat; back-end loaded
- Vocational markets drive need for aftermarket solutions (upfitting, mobile service, modifications)
- Alternate fuel vehicles grow opportunity – up to 10% of market by 2017
- Economic conditions still a factor – housing and automotive showing early signs of recovery
- Improving credit, but creditors selective
- Favorable supply/demand for used truck values
- Growth potential expected in 2014

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U.S. Class 8 Truck Sales



Units (000s)
300
250
200
150
100
50
0
209
258
290
157
139
97
110
174
199
197
227
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E

Source: ACT Research

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U.S. Class 4-7 Truck Sales


Units (000s)
300
250
200
150
100
50
0
260
263
277
239
173
111
118
146
164
183
197
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E

Source: ACT Research

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Commercial Equipment Market 2020



GENERAL OUTLOOK

- Vehicle population remains relatively same size; mix changes
- Continued consolidation – shippers, suppliers, dealers
- Customers drive efficiency to dealers
- Dealer and customer relationships grow deeper

DEALER IS SOLUTIONS PROVIDER

- Leasing and vocational support model
- Dealer becomes single source provider
- Maintenance contracts; captive and full outsourced maintenance, mobile solutions, technology

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Growth Strategy





Tokyo
London
FTSE



RUSH
TRUCK CENTERS

GOALS

- Provide comprehensive solutions and premier service to commercial equipment industry
- Expand scope of commercial equipment product offerings
- Enhance value of Rush brand
- Grow to $5 billion in revenue with 20% average ROIC

OBJECTIVES

- Expand network
- Extend breadth of product and service offerings in current markets

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Expand the Network - Navistar



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Extend Breadth of Products


MOBILE SERVICE






















DURA

- Medium Duty
- Mixers
- Fire
- Buses
- Towing
- Refuse
- Crane
- Alternate Fuel
- Rig Tough
- Outsourced Maintenance
- Construction Equipment

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Re-enter Construction Equipment Market









- 13 years as successful, profitable John Deere dealer in Houston
- Synergy with Rush Truck Centers customers
- Develop construction equipment business contiguous to Rush Truck Centers

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Historical Results

$ in millions, except per share amounts

	2008	2009	2010	2011	2012	6-30-2013
Revenue	$1,571.2	$1,200.5	$1,497.9	$2,580.6	$3,090.6	$1,546.5
Adjusted EBITDA (1)*	$56.0	$28.9	$58.3	$113.0	$130.6	$58.5
% Margin*	3.6%	2.4%	3.9%	4.4%	4.2%	3.8%
Adjusted EBIT (1)*	$40.8	$13.0	$42.6	$93.0	$105.6	$44.1
% Margin*	2.6%	1.1%	2.8%	3.6%	3.4%	2.9%
Adjusted net income (2)*	$25.2	$6.9	$24.6	$55.2	$62.5	$30.0
Adjusted EPS(2)*	$0.65	$0.18	$0.64	$1.42	$1.56	$0.74

(1) Excludes one-time charges related to termination of GMC medium-duty franchise agreements in 2009, operational tax credits related to alternative fuel vehicles, one-time charges related to W. Marvin Rush retirement payment accrual in 2013 and income from discontinued operations for all periods presented.

(2) Excludes one-time charges related to termination of GMC medium-duty franchise agreements in 2009 and one-time charges related to W. Marvin Rush retirement payment accrual in 2013. Net income and earnings per share is calculated based on income from continuing operations for all periods presented.

* NON-GAAP financial measure – see reconciliation in appendix.

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Capitalization

$ in thousands	2008	2009	2010	2011	6-30-2012	6-30-2013
Total debt	$507,198	$433,202	$532,141	$894,534	$1,036,456	$1,039,692
Adjustments:						
Debt related to lease and rental fleet	(137,167)	($149,615)	($181,022)	($233,624)	($267,281)	($346,373)
Floor plan notes payable	(282,702)	($189,256)	($237,810)	($520,693)	($634,649)	($572,311)
Adjusted total debt*	$87,329	$94,331	$113,309	$140,217	$134,526	$121,008
Adjustments:						
Cash and cash equivalents	($146,411)	($149,095)	($168,976)	($207,775)	($169,005)	($203,534)
Adjusted net debt*	($59,082)	($54,764)	($55,667)	($67,558)	($34,479)	($82,526)
Shareholder's equity	$416,041	$426,225	$464,919	$531,234	$574,693	$640,167
Adjusted invested capital*	$356,959	$371,461	$409,252	$463,676	$540,214	$557,641
Adjusted return on invested capital (1)*	12.6%	3.7%	10.9%	21.3%	21.3%	15.0%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results. * Non-GAAP financial measure – see appendix.

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Capital Expenditures


$ Millions
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$14.0
$17.2
$40.7
$8.9
$37.6
$34.1
$5.5
$23.9
$45.5
$10.8
$61.5
$76.6
$16.4
$57.0
$107.3
$18.4
$45.7
$160.5
$18.0
$20.0
$125.0

	2007	2008	2009	2010	2011	2012	2013E
Total	$71.9	$80.6	$74.9	$148.9	$180.7	$224.6	$163.0
Nonfinanced	$26.6	$27.5	$13.2	$44.3	$45.1	$64.1	$38.0

Lease and Rental Units | Real Estate and Special Projects | Maintenance Cap Ex

Note: Capital expenditure amounts include assets acquired through business acquisitions.

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Free Cash Flow

$ in thousands

	2008	2009	2010	2011	2012	6-30-12	6-30-13
Net cash provided by (used in) operations	$83,059	$150,295	$66,433	($81,369)	$219,336	($112,530)	$323,238
Acquisition of property/equipment	($68,160)	($50,485)	($84,303)	($148,543)	($170,951)	($166,254)	($174,967)
Free cash flow*	$14,899	$99,810	($17,870)	($229,912)	$48,385	($278,784)	$148,271
Adjustments:							
Draws (payments) on floor plan financing, net	$5,864	($93,466)	$43,724	$282,883	($20,667)	$246,031	($65,564)
Proceeds from lease/rental debt	$30,802	$28,289	$56,497	$95,661	$144,639	$130,973	$146,371
Principal payments on lease/rental debt	($34,181)	($40,159)	($40,442)	($62,754)	($68,950)	($65,608)	($82,656)
Debt proceeds related to acquisitions					($51,407)	($6,337)	($64,000)
W. Marvin Rush retirement payment							$7,200
Non-maintenance capital expenditures	$37,543	$23,929	$25,759	$34,860	$24,427	$18,900	$35,224
Adjusted free cash flow*	$54,927	$18,423	$67,668	$120,738	$76,417	$45,175	$124,846

*Non-GAAP financial measure – see appendix.

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Company Highlights




RUSH



- Premier solutions provider to the commercial vehicle industry
- Largest commercial vehicle dealer group in North America
- Experienced and dedicated management
- Diverse commercial equipment/market segment expertise
- Proven record of operating results
- Proven history of acquisition success
- Well-defined strategy for future growth
- Strong balance sheet to support strategic objectives
- $40 million share repurchase authorization

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Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance and assess capital structure of the Company. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments by the overhead expenses of all of a dealership's departments, except for the selling expenses of the new and used commercial vehicle departments and carrying costs of new and used commercial vehicle inventory. When 100% absorption is achieved, then gross profit from the sale of a commercial vehicle, after sales commissions and inventory carrying costs, directly impacts operating profit.

The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

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Appendix Reconciliation

Adjusted EBITDA and EBIT

$ in thousands | 6 months ended

EBITDA	2008	2009	2010	2011	2012	6-30-13
Adjusted Net Income*	$25,178	$6,925	$24,567	$55,213	$62,455	$29,956
Provision for Income Taxes	$13,864	($3,173)	$11,737	$34,964	$38,728	$12,230
Interest expense	$7,230	$5,695	$5,363	$7,161	$13,017	$4,998
Depreciation and amortization	$15,273	$15,890	$15,720	$20,084	$25,016	$14,369
(Gain) Loss on sales of assets	($128)	($162)	$36	($418)	($176)	($29)
EBITDA*	$61,417	$23,345	$57,423	$117,004	$139,040	$50,747
Adjustments						
Alternative fuel tax credits		$5,304	$2,461			
Interest expense associated with floor plan notes payable	($5,369)	($1,556)	($1,560)	($3,959)	($8,449)	($3,036)
Adjusted EBITDA*	$56,048	$28,923	$58,324	$113,045	$130,591	$58,488
Depreciation and amortization	($15,273)	($15,890)	($15,720)	($20,084)	($25,016)	($14,369)
Adjusted EBIT*	$40,775	$13,033	$42,604	$92,961	$105,575	$44,119

*Non-GAAP financial measure

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Appendix Reconciliation

Adjusted Net Income and EPS

Dollars and shares in thousands | **6 months ended**

Adjusted Net Income	2008	2009	2010	2011	2012	6-30-13
Net Income	$28,865	$5,884	$31,282	$55,213	$62,455	$19,179
Adjustments						
Income from Discounted Operations	($3,687)	($789)	($6,715)			
GMC franchise termination, net of taxes		$1,830				
W. Marvin Rush retirement payment accrual						$10,777
Adjusted net Income*	$25,178	$6,925	$24,567	$55,213	$62,455	$29,956
Diluted shares outstanding	38,587	37,597	38,218	39,014	39,688	40,446
Adjusted EPS*	$0.65	$0.18	$0.64	$1.42	$1.57	$0.74

*Non-GAAP financial measure

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RUSH
ENTERPRISES















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